EXHIBIT 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of November 6, 2009, among CRIMSON EXPLORATION INC., a Delaware corporation (the “Borrower”), the undersigned Guarantor (the “Guarantor”), the Lenders party to the Credit Agreement referenced below (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”, and in its individual capacity “Wells Fargo”).

WITNESSETH:

WHEREAS, Borrower, the Guarantor, Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 2009 (as the same may be renewed, extended, amended or restated from time to time, the “Credit Agreement”), whereby Administrative Agent and the Lenders agreed to make available to Borrower a credit facility upon the terms and conditions set forth in the Credit Agreement;

WHEREAS, Borrower and Guarantor have asked Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement to reflect certain changes therein; and

WHEREAS, Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.    Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, is hereinafter called the “Agreement.”

SECTION 2.    Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)         Section 1.02 of the Credit Agreement is hereby amended by restating the definition of the term “Majority Lenders”, in its entirety, as follows:

“"Majority Lenders" shall mean, at any time while no Loans are outstanding, Lenders having more than fifty percent (50%) of the Aggregate Revolving Credit Commitments and, at any time while Loans are outstanding, Lenders holding more than fifty percent (50%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c), but with the aggregate amount of each Lender's risk participation and funded participation in LC Obligations and Swing Line Loans being deemed "held" by such Lender for purposes of this definition); provided, however, that the foregoing percentages shall be increased to (A) sixty-six and two-thirds percent (66 2/3%) when determining the Majority Lenders for purposes of (i) redeterminations of the Borrower Base pursuant to Section 2.08, and (ii) effecting any waiver, modification or amendment of Section 9.16 or Section 9.17; and (B) sixty percent (60%) when determining the Majority Lenders for purposes of effecting any other waiver, modification or amendment;

provided further, however for all purposes hereunder, including, without limitation, the approval of any redetermined Borrowing Base pursuant to Section 2.08, Agent alone, shall constitute the Majority Lenders at any time that Agent is the sole Lender hereunder and if there are two or more Lenders, it shall take at least two Lenders holding the foregoing required percentages, including the Agent at any time that the Agent is a Lender hereunder with at least twenty-five percent (25%) of the Aggregate Revolving Credit Commitments and, at any time while Loans are outstanding, holding at least twenty-five (25%) of the outstanding principal amount of the Loans (without regard to any sale by the Agent of a participation in any Loan under Section 12.06, but with the aggregate amount of each Lender's risk participation and funded participation in LC Obligations and Swing Line Loans being deemed "held" by such Lender for purposes of this definition), to constitute the "Majority Lenders."”

SECTION 3.    Conditions of Effectiveness. The obligations of Administrative Agent and the Lenders to amend the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a)        Borrower and Guarantor shall have delivered to Administrative Agent multiple duly executed counterparts of this Amendment; and

(b)	no Material Adverse Effect shall have occurred.

SECTION 4.    Representations and Warranties. Borrower and Guarantor each represents and warrants to Administrative Agent and the Lenders, with full knowledge that Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)        It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)       The Agreement, the Loan Documents and each and every other document executed and delivered in connection herewith constitute the legal, valid and binding obligation of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms.

(c)        This Amendment does not and will not violate any provisions of any of the Organization Documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Credit Agreement and this Amendment.

(d)       Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person (other than all Lenders), including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e)	As of the date of this Amendment, it is Solvent.

(f)        Except to the extent expressly set forth herein as the contrary, nothing in this Section 4 is intended to amend any of the representations or warranties contained in the Agreement or the Loan Documents to which Borrower is a party.

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SECTION 5.	Reference to and Effect on the Agreement.

(a)        Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)       Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6.    Cost, Expenses and Taxes. Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees, and agree to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 7.    Extent of Amendment. Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment. Borrower hereby ratifies and confirms that:

(a)       except as expressly amended or waived hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect;

(b)       each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms; and

(c)	the Collateral is unimpaired by this Amendment.

SECTION 8.   Grant and Affirmation of Security Interest. Borrower hereby confirms and agrees that:

(a)       except as otherwise expressly set forth herein any and all liens, security interests and other security or Collateral now or hereafter held by Administrative Agent or Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations; and

(b)       the Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 9.    Claims.   As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, Borrower and Guarantor each represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower or Guarantor to Administrative Agent or Lenders.

SECTION 10.   Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile

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and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 11.   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

SECTION 12.   Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 13.   NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER, GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS (TOGETHER WITH ALL FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 14.  No Waiver. Except as set forth herein, Borrower and Guarantor each agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent and Lenders, and any Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent or the Lenders, nor any other action or inaction on behalf of Administrative Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent or the Lenders or a waiver of any of the rights or remedies of Administrative Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

CRIMSON EXPLORATION INC.,

a Delaware corporation

By:	/s/ E. Joseph Grady

E. Joseph Grady

Senior Vice President and
Chief Financial Officer

GUARANTOR:

CRIMSON EXPLORATION OPERATING, INC., a Delaware corporation

By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Shiloh Davila
Name: Shiloh Davila

Title: Assistant Vice President

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

LENDERS:

THE ROYAL BANK OF SCOTLAND plc

By: /s/ James Welch
Name: James Welch

Title: Senior Vice President

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

FORTIS CAPITAL CORP.

By: /s/ Michaela Braun

Name: Michaela Braun

Title: Vice President

By: /s/ Stephen R. Staples

Name: Stephen R. Staples

Title: Director

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

TORONTO DOMINION (TEXAS) LLC

By: /s/ Bebi Yasin

Name: Bebi Yasin

Title: Authorized Signatory

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

BANK OF TEXAS, NA

By: /s/ Trudy W. Nelson

Name: Trudy W. Nelson

Title: Senior Vice President

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

UNION BANK OF CALIFORNIA, N.A.

By: /s/ M. Duncan McDuffie

Name: M. Duncan McDuffie

Title: Vice President

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

BANK OF SCOTLAND PLC

By: /s/ Julia R. Franklin

Name: Julia R. Franklin

Title: Assistant Vice President

Signature Page to Second Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)